EXHIBIT 32(b)
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CERTIFICATION PURSUANT TO
18 U.S.C. SECTIOBN 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of TII Network Technologies, Inc. (the "Company") on Form 10-K for the year ended June 24, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Kenneth
A. Paladino, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 22, 2005

                                       /s/ Kenneth A. Paladino
                                       ---------------------------
                                       Kenneth A. Paladino
                                       Principal Financial Officer